UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2020, Canopy Growth Corporation (“Canopy Growth”) entered into an arrangement agreement (the “Arrangement Agreement”) with its wholly-owned subsidiary, The Tweed Tree Lot Inc. (“Tweed NB”), Canopy Rivers Inc. (“Canopy Rivers”) and its wholly-owned subsidiary, Canopy Rivers Corporation (“CRC”), pursuant to which Canopy Growth will acquire certain assets from CRC, as set out below, in exchange for cash, common shares in the capital of Canopy Growth (the “Canopy Growth Shares”) and the surrender of all shares in the capital of Canopy Rivers held by Canopy Growth by way of a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”).

Pursuant to the Arrangement, Canopy Growth will (i) increase its fully-diluted conditional ownership in TerrAscend Corp. (“TerrAscend”) from approximately 13% to approximately 21%; (ii) subject to certain rights of first refusal, acquire all of the common shares (the “Vert Mirabel Common Shares”) and Class A preferred shares (the “Vert Mirabel Preferred Shares”) in the capital of Les Serres Vert Cannabis Inc. (“Vert Mirabel”) held by CRC; and (iii) terminate all of the obligations of Tweed NB owing to CRC pursuant to a royalty agreement dated November 7, 2018 (the “Tweed NB Agreement”). The termination of the Tweed NB Agreement will provide Canopy Growth with annual cash savings of approximately C$2.9 million per year over the balance of the 24-year term of the Tweed NB Agreement.

In exchange therefore, (i) the 36,468,318 MVS (as defined below) and 15,223,938 SVS (as defined below), which represent approximately a 27% ownership interest and 84% of the aggregate voting rights of Canopy Rivers, will be repurchased by Canopy Rivers for cancellation on a cashless basis; (ii) Canopy Growth and Tweed NB, together, will make a cash payment to CRC of C$115 million; and (iii) Canopy Growth will issue CRC an aggregate of up to 3,750,000 Canopy Growth Shares. Canopy Rivers is currently a reportable segment for Canopy Growth. Following completion of the Arrangement, Canopy Growth will not have any equity, debt or other interest in Canopy Rivers and therefore Canopy Rivers will no longer be a reportable segment for Canopy Growth.

The Arrangement is subject to the conditions set out in the Arrangement Agreement, including, among others, approval by: (i) the Ontario Superior Court of Justice (the “Court”) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement; and (ii) the shareholders of Canopy Rivers as required by applicable corporate and securities laws. The shareholders of Canopy Rivers will be asked to vote on a resolution (the “Resolution”) to, among other things, approve the Arrangement at a shareholder meeting to be called for such purpose (the “Meeting”). Canopy Rivers will convene and hold the Meeting as soon as reasonably practicable following receipt of the interim Court order and, in any event, not later than March 15, 2021.

The implementation of the Arrangement is conditional upon the adoption of the Resolution by: (i) 66 2⁄3% of the votes cast on the Resolution by the holders of Class A subordinated voting shares in the capital of Canopy Rivers (the “SVS”) present in person or represented by proxy at the Meeting, (ii) 66 2⁄3% of the votes cast on the Resolution by the holders of Class B multiple voting shares in the capital of Canopy Rivers (the “MVS”) present in person or represented by proxy at the Meeting, and (iii) a simple majority of the votes cast on the Resolution by the holders of SVS present in person or represented by proxy at the Meeting, excluding for purposes of (iii) above, the votes attached to SVS held or controlled by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) (collectively, the “Shareholder Approval”).

The Arrangement is also subject to the following conditions precedent: (i) no governmental entity will have enacted, issued, promulgated, enforced or entered any law which is then in effect and has the effect of making the execution, delivery or performance of the Arrangement Agreement illegal or otherwise preventing or prohibiting the consummation of the transactions contemplated by the Arrangement Agreement; (ii) no legal or regulatory action or proceeding shall have been commenced by any person that would reasonably be expected to enjoin, restrict or prohibit the transactions contemplated by the Arrangement Agreement; (iii) the written non-objection of the Toronto Stock Exchange (the “TSX”) to the terms of the Arrangement will be in force and will not have been modified in any material respect; (iv) Canopy Growth and Canopy Rivers will have executed and delivered a mutual release in the form attached as Schedule C to the Arrangement Agreement in connection with the trademark license agreement between Canopy Growth and Canopy Rivers dated June 20, 2019 (then “Trademark License”); (v) CRC and Tweed NB will each have executed and delivered a mutual release in the form attached as Schedule D to the Arrangement Agreement in connection with the Tweed NB Agreement; (vi) dissent rights not having been exercised with respect to more than 7.5% of the issued and outstanding SVS and MVS on an aggregate basis; (vii) the directors of Canopy Rivers nominated by Canopy Growth will have resigned; (viii) approval of the TSX and NASDAQ Global Select Market (“Nasdaq”) will have each been obtained, subject only to the filing of documentation that cannot be filed prior to the Effective Time (as defined below), such that the Canopy Growth Shares issuable pursuant to the Arrangement shall be listed and posted for trading on the TSX and Nasdaq; (ix) C$115,000,000 will have been deposited with counsel to Canopy Growth in trust for Canopy Rivers and CRC; (x) an irrevocable treasury direction addressed to Canopy Growth’s transfer agent, Computershare Trust Company of Canada, authorizing the issuance of up to 3,750,000 Canopy Growth Shares in accordance with the Arrangement will have been received by CRC; (xi) the right of first refusal period pursuant to the shareholders agreement of Vert Mirabel (the “Vert Mirabel Shareholders Agreement”) will have expired or the other shareholder (“LSSB”) will have waived its right to exercise its right of first refusal; (xii) CRC will have changed its name to remove “Canopy” from its name; and (xiii) other closing conditions, including compliance, in all material respects, with covenants contained in the Arrangement Agreement.

Within two business days following the satisfaction or waiver of all conditions set out in the Arrangement Agreement, Canopy Rivers will file Articles of Amendment and the steps to be carried out pursuant to the Arrangement shall become effective (the “Effective Time”).

Each of Canopy Growth, Tweed NB, Canopy Rivers and CRC has made certain representations and warranties and agreed to certain covenants in the Arrangement Agreement, including covenants regarding the conduct of their respective businesses prior to the Effective Time. The Arrangement Agreement also contains certain termination rights, including: (i) in favor of Canopy Growth, Tweed NB, Canopy Rivers and CRC, in the event that (A) the Shareholder Approval is not obtained at the Meeting; (B) any law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the parties from completing the Arrangement, and such law has, if applicable, become final and non-appealable; (C) the Effective Time does not occur on or prior to March 31, 2021 (unless such date is extended in accordance with the terms of the Arrangement Agreement); or (ii) in favor of Canopy Growth in the event that the Canopy Rivers board of directors determines, in accordance with the Arrangement Agreement to make a Change of Recommendation (as defined in the Arrangement Agreement).

The foregoing summary of the Arrangement Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Arrangement Agreement and is qualified in its entirety by reference to the Arrangement Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the parties and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

Plan of Arrangement

Pursuant to the Arrangement, at the Effective Time, the following steps will occur:

i.

the Tweed NB Agreement will be terminated in consideration for C$15,000,000 and will thereafter be of no further force and effect, and CRC and Tweed NB will deliver a mutual release in the form attached as Schedule D to the Arrangement Agreement;

ii.

subject to certain rights of first refusal, all of the Vert Mirabel Common Shares held by CRC will be transferred to Canopy Growth in exchange for C$1 in cash and 872.6274 Canopy Growth Shares per common share transferred to Canopy Growth;

iii.	the C$13,243,000 loan receivable owing by TerrAscend Canada Inc. (“TerrAscend Canada”) to CRC (the “TerrAscend Loan”) will be transferred to Canopy Growth in exchange for C$13,243,000;

iv.

the 2,225,714 common share purchase warrants in the capital of TerrAscend with an exercise price of C$5.95 per share held by CRC (the “TerrAscend I Warrants”) will be transferred to Canopy Growth in exchange for 99,122 Canopy Growth Shares;

v.

the 333,723 common share purchase warrants in the capital of TerrAscend with an exercise price of C$6.49 per share held by CRC will be transferred to Canopy Growth in exchange for 13,558 Canopy Growth Shares;

vi.

the 19,445,285 exchangeable shares in the capital of TerrAscend held by CRC will be transferred to Canopy Growth in exchange for (A) the issuance by Canopy Growth of a promissory note to CRC in the amount of C$57,523,069 (the “CGC Note”); (B) C$64,306,740 in cash; and (C) 3,410,437.08 Canopy Growth Shares;

vii.	all of the 15,000,000 Vert Mirabel Preferred Shares held by CRC will be transferred to Canopy Growth in exchange for C$22,450,000 in cash;

viii.	the stated capital account maintained by Canopy Rivers in respect of the SVS will be reduced;

ix.

the 36,468,318 MVS and 15,223,938 SVS held by Canopy Growth will be transferred to Canopy Rivers and cancelled in exchange for the issuance by Canopy Rivers of a promissory note to Canopy Growth in the amount of C$57,523,069 (the “CRI Note”);

x.

each of (A) the memorandum of understanding dated September 17, 2018 between Canopy Growth and Canopy Rivers; (ii) investor rights agreement dated September 17, 2018 between Canopy Growth and Canopy Rivers; and (iii) the coattail agreement dated September 17, 2018 between Canopy Growth, Canopy Rivers and TSX Trust Company, will be terminated in accordance with their terms;

xi.	the Trademark License will be terminated and Canopy Growth and Canopy Rivers will deliver a mutual release in the form attached as Schedule C to the Arrangement Agreement; and

xii.	the CRI Note held by Canopy Growth will be transferred to CRC in full settlement of the CGC Note which will thereafter be cancelled.

In the event that LSSB exercises its right of first refusal pursuant to the Vert Mirabel Shareholders Agreement, in whole or in part, the number of Vert Mirabel Common Shares to be acquired by Canopy Growth will be reduced and the cash consideration payable and the share consideration issuable to CRC will be adjusted accordingly. In addition, in the event that CRC does not receive consent from TerrAscend and TerrAscend Canada, as applicable, for the transfer of the TerrAscend I Warrants and the TerrAscend Loan, respectively, CRC will continue to hold the TerrAscend I Warrants and the TerrAscend Loan, as applicable, in trust for Canopy Growth until such time as the applicable consent is received by CRC.

Voting Agreements

On December 21, 2020, Canopy Growth and Canopy Rivers entered into voting support agreements (the “Voting Agreements”) with certain funds managed by JW Asset Management, LLC (“JWAM”) and all of the directors and executive officers of Canopy Rivers (each, a “Holder”), whereby, among other things, such Holders, in their capacities as security holders and not in their capacities as directors or officers of Canopy Rivers, as applicable, have agreed, among other things: (i) to vote or cause to be voted all SVS and any other securities of Canopy Rivers owned or acquired by them during the term of the Voting Agreements (the “Holder Securities”) in favor of the Resolution and against any matter that could reasonably be expected to adversely affect the successful completion of the Arrangement; (ii) not to exercise any dissent rights; and (iii) not to sell, transfer, otherwise convey or encumber any Holder Securities, subject to certain exceptions.

The Voting Agreements terminate upon the earliest of: (i) mutual written consent of the parties; (ii) the termination of the Arrangement Agreement in accordance with its terms; or (iii) in the case of JWAM, upon (A) a Change of Recommendation; or (B) if the Arrangement Agreement is amended to reduce the consideration payable to Canopy Rivers or the terms of the Arrangement Agreement are otherwise modified in a manner that is materially adverse to Canopy Rivers or JWAM.

Additional Information

The Arrangement constitutes a “related party transaction” within the meaning of MI 61-101 as Canopy Growth is a control person of Canopy Rivers and a related party of CRC, a wholly-owned subsidiary of Canopy Rivers. Canopy Growth controls approximately 84% of the voting rights of Canopy Rivers and holds approximately 27% of the issued and outstanding shares of Canopy Rivers on a non-diluted basis. Following completion of the Arrangement, Canopy Growth will not have any equity, debt or other interest in Canopy Rivers.

Pursuant to MI 61-101, a formal valuation and minority shareholder approval must be obtained for related party transactions unless, in each instance, an exemption from such requirement is available. Canopy Growth is relying on the exemptions from the formal valuation requirement and the minority approval requirement pursuant to sections 5.5(a) and 5.7(1)(a) of MI 61-101, respectively, as the fair market value of the consideration for the Arrangement is below 25% of Canopy Growth’s market capitalization as determined in accordance with MI 61-101.

There is no prior valuation in respect of Canopy Growth that relates to the subject matter or is otherwise relevant to the Arrangement that has been made in the 24 months before the date of this material change report, the existence of which is known, after reasonable inquiry, to Canopy Growth or to any director or senior officer of Canopy Growth.

The Arrangement Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of Canopy Growth.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in (or incorporated by reference into) Item 1.01 of this Current Report on Form 8-K (“Current Report”) is hereby incorporated by reference into this Item 3.02. Canopy Growth anticipates that the securities to be issued to CRC in the Plan of Arrangement will be issued in a transaction not subject to the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On December 21, 2020, Canopy Growth issued a press release announcing that it entered into the Arrangement Agreement with Tweed NB, Canopy Rivers and CRC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Examples of such statements include statements with respect to the timing and outcome of the Arrangement, the anticipated timing of the Meeting and the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward–looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward–looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including assumptions as to the time required to prepare and mail Meeting materials to Canopy Rivers shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory approval, Court approval and Shareholder Approval; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Arrangement Agreement; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the COVID-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; risk associated with divesting certain assets; and public opinion and perception of the cannabis industry. A further discussion of these and other material factors applicable to Canopy Growth can be found under the section entitled “Risk Factors” in Canopy Growth’s Annual Report on Form 10-K for the year ended March 31, 2020, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report and in the filings.

Any forward–looking statement included in this Current Report is made as of the date of this Current Report and, except as required by law, Canopy Growth disclaims any obligation to update or revise any forward-looking statement. Canopy Growth has provided such statements and information in reliance on certain assumptions that Canopy Growth believes are reasonable at this time. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this Current Report are expressly qualified by this cautionary statement.

There can be no assurance that the Arrangement will occur, or that such events will occur on the terms and conditions contemplated in this Current Report. The Arrangement Agreement could be modified, restructured or terminated and actual results could differ materially from those currently anticipated due to a number of factors and risks. The Arrangement cannot be implemented until the required Shareholder Approval, Court approval and regulatory approval is obtained.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Arrangement Agreement, dated as of December 21, 2020, by and among Canopy Growth Corporation, The Tweed Tree Lot Inc., Canopy Rivers Inc. and Canopy Rivers Corporation

99.1	Press release dated December 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit are redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Phil Shaer
Phil Shaer
Chief Legal Officer

Date: December 28, 2020